UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 4, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On May 4, 2018 but effective May 8, 2018, Saum Noursalehi was appointed Chief Executive Officer of t0.com, Inc. (“tZERO”), an indirect majority-owned subsidiary of Overstock.com, Inc. (the “Company”). Also on May 4, 2018 but effective May 8, 2018, Mr. Noursalehi resigned from his position as President, Retail, of the Company.

(c)    On May 4, 2018 but effective May 8, 2018, Patrick Byrne was appointed President, Retail, of the Company, in addition to his position as Chief Executive Officer of the Company. All other information about Dr. Byrne required by Item 5.02(c) is included in the Company’s Form 10-K for the year ended December 31, 2017 or proxy statement for its annual shareholder meeting held May 9, 2018. Also on May 4, 2018 but effective May 8, 2018, Dr. Byrne resigned from his position as Chief Executive Officer of tZERO and was appointed Executive Chairman of tZERO.

(e)    In connection with Mr. Noursalehi’s appointment as Chief Executive Officer of tZERO, the Company agreed to cause Mr. Noursalehi’s salary to be increased to an annual rate of $1,000,000, effective May 8, 2018, and agreed to use its best efforts to cause tZERO to issue a 2% equity award of tZERO's common stock to Mr. Noursalehi. The information in Item 8.01 is incorporated herein to the extent required.

Item 8.01    Other Events

In connection with Mr. Noursalehi’s appointment as Chief Executive Officer of tZERO, the Company agreed, subject to completion of due diligence and to the execution of a definitive agreement and satisfaction of conditions to closing, to acquire SiteHelix Inc., a privately held company approximately 62% of the common stock of which is owned by Mr. Noursalehi, for 100,000 shares of the Company’s common stock and $500,000 in cash.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

The following exhibit is furnished with this report:

99.1	Press release issued May 7, 2018

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	May 10, 2018